UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015


FIDELITY & GUARANTY LIFE
(Exact name of registrant as specified in its charter)








Delaware

001-36227

46-3489149
(State or other jurisdiction
of incorporation)

(Commission
File Number)

(IRS Employer
Identification No.)





Two Ruan Center
601 Locust Street, 14th Floor
Des Moines, IA

50309
(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code: (800) 445-6758 Former name or former address, if changed since last report.


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
?
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers.

	On December 17, 2015, Fidelity & Guaranty Life (the ?Company?) appointed Mark Wiltse as the Company?s Chief Accounting Officer, effective
January 11, 2016.

	Mr. Wiltse, age 48, recently served as (1) Senior Vice President,
Chief Financial Officer from October 2013 to December 2015 at Accordia Life and Annuity Company, an insurer offering indexed universal life insurance, (2) Business Manager to CEO from May 2011 to October 2013 at Aviva USA, an insurer offering life insurance, long-term savings products and fund management services and (3) Vice President, Financial Reporting from November 2007 to May 2011 at Aviva USA.

	There are no familial relationships between Mr. Wiltse and any other executives of the Company. There are no transactions in which Mr. Wiltse has an interest requiring disclosure under Item 404(a) of Regulation S-K. Each of our executive officers is appointed to serve until his or her successor is duly appointed or she or she is removed or resigns from office.








SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


FIDELITY & GUARANTY LIFE






/s/ Eric L. Marhoun


Name:  Eric L. Marhoun


Title:    Executive Vice President,
General Counsel and Secretary




Dated: December 23, 2015